UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 22, 2004



                            DIGITAL POWER CORPORATION
                            -------------------------
             (Exact name of registrant as specified in its charter)


     California                   1-12711                    94-1721931
     ----------                   -------                    ----------
  (State or other           (Commission File No.)          (I.R.S. Employer
   jurisdiction                                           Identification No.)
 of incorporation)



              41920 Christy Street, Fremont, California 94538-3158
              ----------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (510) 657-2635
                                 --------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management
-----------------------------------------------

Item 5.02 Departure of Directors or Principal Officers, Election of Directors; Appointment of Principal Officers

(b) On November 22, 2004, Mr. Uzi Sasson resigned as the Interim Chief Financial Officer (Principal Financial and Accounting Officer) of Digital Power Corporation (the "Company"). Mr. Sasson assumed a full-time position with another power supply company.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   DIGITAL POWER CORPORATION,
                                                   a California Corporation


Dated: November 30, 2004                           /s/ Jonathan Wax
       -----------------                           -----------------------------
                                                   Jonathan Wax,
                                                   Chief Executive Officer
                                                   (Principal Executive Officer)